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                                  EXHIBIT 99.3

                   Terms Agreement, dated February 22, 2001 referred to in the Underwriting Agreement






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                           UNION PLANTERS CORPORATION

                        7.75% Subordinated Notes due 2011

                                 TERMS AGREEMENT


                                                        Dated: February 22, 2001


To:      Union Planters Corporation
         Union Planters Administrative Center
         7130 Goodlett Farms Parkway
         Memphis, Tennessee 38018

Re:      Underwriting Agreement dated February 22, 2001.

Dear Sirs:

         We understand that Union Planters Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell $500,000,000 aggregate principal amount of its subordinated debt securities (the "Debt Securities"). This Agreement is the Terms Agreement referred to in the underwriting agreement dated February 22, 2001 (the "Underwriting Agreement"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective amounts of Debt Securities set forth below.

                                                              Principal
                                                                Amount
                                                                 of
                                                                Debt
         Name of Underwriter                                 Securities
         -------------------                                ------------
Salomon Smith Barney Inc.                                   $375,000,000
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated                                     50,000,000
Credit Suisse First Boston Corporation                        25,000,000
Lehman Brothers Inc.                                          25,000,000
Morgan Stanley & Co. Incorporated                             25,000,000
                                                            ------------
        Total                                               $500,000,000
                                                            ============


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                                 Debt Securities

Title of Debt Securities:  7.75% Subordinated Notes due 2011

Principal amount to be issued:  $500,000,000

Senior or Subordinated:  Subordinated

Currency:  United States dollars

Current ratings:  Moody's:  Baa2 and S&P:  BBB-

Interest rate or formula:  7.75%

Interest payment dates:  March 1 and September 1

Date of maturity:  March 1, 2011

Redemption provisions:  None

Sinking fund requirements:  None

Initial public offering price: 99.82% of the principal amount, plus accrued interest, if any, from February 27, 2001.

Purchase price: 99.17% of the principal amount, plus accrued interest, if any, from February 27, 2001 (payable in immediately available funds).

Listing requirement:  None

Closing date and location: 9:00 A.M., New York City time, February 27, 2001 at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048

Additional representations, if any:  None

Lock-up provisions: Pursuant to Section 3(j) of the Underwriting Agreement, the lock-up period shall be from the date hereof to and including the Closing Time.

Other terms and conditions:  None

         Each Underwriter severally agrees, subject to the terms and provisions of the above referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of Debt Securities set forth opposite its name.

         This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed in said State.



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         If the foregoing is in accordance with your understanding of the agreement between us and the Company, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriters named herein and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                     Very truly yours,

                                     SALOMON SMITH BARNEY INC.
                                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                  INCORPORATED
                                     CREDIT SUISSE FIRST BOSTON CORPORATION
                                     LEHMAN BROTHERS INC.
                                     MORGAN STANLEY & CO. INCORPORATED

                                     By:  SALOMON SMITH BARNEY INC.



                                     By: /s/   Charles Fendig
                                        ---------------------------------
                                     Name:  Charles Fendig
                                     Title:  Director

Confirmed and accepted as of
the date first above written:

UNION PLANTERS CORPORATION



By: /s/   John Crawford
   ------------------------------
Name:  John Crawford
Title:  Senior Vice President and
         Corporate Treasurer